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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 16, 2001


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)



    California                                          77-0387041
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification number)



                        Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

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Item 5.  Other Events.

         On April 16, 2001, Greater Bay Bancorp (the "Registrant") issued a press release announcing the appointment of Byron Scordelis as Chief Operating Officer. The press release is attached hereto as Exhibit 99.1 and is filed and incorporated by reference.

         On April 17, 2001, the Registrant issued a press release announcing its first quarter 2001 results. The titles and paragraphs 1 through 6, 8, 9, 11, 16, 17 and 18 of the press release, which appear as part of Exhibit 99.2, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1     Press Release dated April 16, 2001 re appointment of Chief Operating
         Officer

99.2     Press Release dated April 17, 2001 re first quarter 2001 results

Item 9.  Regulation FD Disclosure

         Paragraphs 7, 10, 12, 13, 14 and 15 of the press release appearing in
Exhibit 99.2 are not filed but are furnished pursuant to Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Greater Bay Bancorp
                                        (Registrant)



Dated: April 17, 2001                   By:  /s/ Linda M. Iannone
                                             --------------------
                                             Linda M. Iannone
                                             Senior Vice President and General
                                             Counsel

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                                 Exhibit Index
                                 -------------

99.1   Press Release dated April 16, 2001 re appointment of Chief Operating
       Officer

99.2   Press Release dated April 17, 2001 re first quarter 2001 results

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